Exhibit 10.3

SECOND AMENDMENT TO

AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

This Second Amendment to the Amended and Restated Purchase and Sale Agreement (this “Second Amendment”) is made and entered into as of August 27, 2025 (the “Second Amendment Date”), by and between GALERA THERAPEUTICS, INC., a Delaware corporation (“Seller”), and CLARUS IV GALERA ROYALTY AIV, L.P., a Delaware limited partnership (“Purchaser”).

Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Amended and Restated Purchase and Sale Agreement, dated as of November 14, 2018 (the “Existing Agreement”), as amended by that certain Amendment No. 1 to Amended and Restated Purchase and Sale Agreement, dated as of May 11, 2020 (the “First Amendment”).

RECITALS

WHEREAS, Seller and Purchaser are party to the Existing Agreement, as amended by the First Amendment;

WHEREAS, pursuant to the First Amendment, the parties amended the Existing Agreement to increase the applicable royalty rate to 8.5%; and

WHEREAS, the parties now desire to amend the Existing Agreement to reduce the royalty rate to 4.0% on the terms and conditions set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Amendment to Royalty Rate. Effective as of the Second Amendment Date, the definition of “Full Royalty Rate” in Section 2.1(a) of the Existing Agreement (as amended by the First Amendment) is hereby deleted in its entirety and replaced with the following:

“Full Royalty Rate” means four percent (4%).

4898-7560-8931v.1

2. Continuing Effect. Except as expressly amended by this Second Amendment, the Existing Agreement (as amended by the First Amendment) remains in full force and effect.

3. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, in accordance with Section 8.10 of the Existing Agreement.

IN WITNESS WHEREOF, the undersigned has entered into this Second Amendment as of the Second Amendment Date:

PURCHASER:

CLARUS IV GALERA ROYALTY AIV, L.P.
By: Clarus IV GP, L.P., its General Partner
By: Clarus IV GP, LLC, its General Partner

By:
Name: Robert Liptak
Title: Senior Managing Director

SELLER:

GALERA THERAPEUTICS, INC.

By:

Name: J. Mel Sorensen, M.D.
Title: President and CEO